Exhibit 99.2

SEVERANCE AGREEMENT,
RELEASE, AND WAIVER OF ALL CLAIMS

This Severance Agreement, Release, and Waiver of All Claims is being executed by and between Huntington Bancshares Incorporated and Ronald C. Baldwin, including his heirs, estate, executors, administrators, successors, assigns, and other personal representatives (hereinafter “Mr. Baldwin”).

BACKGROUND INFORMATION

A. Mr. Baldwin will separate employment with Huntington effective December 31, 2006.

B. Mr. Baldwin and Huntington desire to enter into an agreement providing Mr. Baldwin with additional compensation in conjunction with his employment separation and resolving all possible matters and claims among them, reciting the following terms and conditions.

STATEMENT OF AGREEMENT

The parties to this Agreement hereby acknowledge the accuracy of the above Background Information and hereby agree as follows:

1. Payment to Mr. Baldwin.

In exchange for Mr. Baldwin’s agreement and adherence to his obligations under this Agreement, and subject to the timing and conditions set forth in this Paragraph, Huntington agrees to pay Mr. Baldwin a one-time lump sum severance amount of five hundred thousand dollars ($500,000.00), minus all applicable and required taxes, deductions, and withholdings. Huntington shall issue payment to Mr. Baldwin for this severance payment as soon as administratively feasible after July 1, 2007, but no later than July 31, 2007.

2. Payment under Long Term Incentive Plan. In further exchange for Mr. Baldwin’s agreement and adherence to his obligations under this Agreement, Huntington agrees to consider Mr. Baldwin for an incentive payment under the 2004-2006 Cycle of the Long-Term Incentive Plan, based upon performance against goals, as outlined in the Plan. Mr. Baldwin will be eligible for consideration for the 2004-2006 Cycle Incentive Award only if awards under the 2004-2006 Cycle are paid to active eligible associates under the Plan. If paid, this lump-sum payment, minus applicable deductions and withholdings, will be paid as soon as administratively feasible after July 1, 2007, but no later than July 31, 2007. Huntington further agrees to pay Mr. Baldwin one hundred four thousand one hundred sixty-seven dollars ($104,167.00), which is the prorated incentive payment that Mr. Baldwin would be eligible to earn under the 2005-2007 Cycle of the Long-Term Incentive Plan at his target performance level. This payment will be paid to Mr. Baldwin as soon as administratively feasible after July 1, 2007, but no later than July 31, 2007.

3. Management Incentive Plan Consideration. In further exchange for Mr. Baldwin’s agreement and adherence to his obligations under this Agreement, Huntington agrees to consider Mr. Baldwin for a Management Incentive Plan (MIP) bonus payment, based upon time in active employment through December 31, 2006 and performance against goals, as outlined in the Plan. Mr. Baldwin will be eligible for consideration for the MIP bonus only if MIP bonuses are paid to active eligible associates under the Plan. If paid, this lump-sum payment, minus applicable deductions and withholdings, will be paid as soon as administratively feasible after July 1, 2007, but no later than July 31, 2007.

4. Tax and Financial Planning Services. In further exchange for Mr. Baldwin’s agreement and adherence to his obligations under this Agreement, Huntington agrees to pay Mr. Baldwin ten thousand dollars ($10,000.00) to compensate him for the cost of tax and financial planning services that he incurs in 2007. This payment will be paid to Mr. Baldwin as soon as administratively feasible after July 1, 2007, but no later than July 31, 2007.

5. Additional Years of Service. In further exchange for Mr. Baldwin’s agreement and adherence to his obligations under this Agreement, Huntington agrees to provide Mr. Baldwin 1.33 additional years of service under the Huntington Bancshares Supplemental Retirement Income Plan (“Plan”).

6. No Other Payments or Benefits Due Mr. Baldwin. Mr. Baldwin expressly acknowledges and agrees that except as set forth in this Agreement and the Huntington Bancshares Incorporated Addendum to Stock Option Agreements, which is incorporated into this Agreement by reference, he will not be entitled to receive, and Huntington will not be obligated to make, any other payment to him related to his employment with, compensation by, and separation from Huntington, including for any wages, Paid Time Off, incentive or bonus pay, or Long Term Incentive Plan payments. Further, by execution of this Agreement, Huntington and Mr. Baldwin expressly agree that Mr. Baldwin’s January 1, 2006 Executive Agreement is revoked and terminated and that Mr. Baldwin is not entitled or eligible to receive any payment or benefit under the Executive Agreement. Mr. Baldwin expressly acknowledges that but for this Agreement, he would not otherwise be entitled to the payments or benefits set forth in this Agreement and that these payments and benefits are sufficient consideration for Mr. Baldwin’s release and waiver of claims and the other obligations that he has agreed to undertake in this Agreement.

7. Release of Huntington by Mr. Baldwin. In exchange for the benefits set forth above, the adequacy and sufficiency of which Mr. Baldwin hereby expressly acknowledges, and all other consideration related to same, Mr. Baldwin does hereby RELEASE, WAIVE, REMISE, AND FOREVER DISCHARGE Huntington, as defined in this Agreement and, for purposes of this Paragraph, as further defined to include all of Huntington’s past, present, and future assigns, successors, affiliates, parent and subsidiary organizations, divisions, and corporations, officers, directors, shareholders, employees, and agents of the same, as well as their heirs, executors, administrators, successors, assigns, and other personal representatives, individually and in their respective corporate and personal capacities (all hereinafter referred to in this Paragraph as “Huntington”) from any and all claims, demands, administrative charges, complaints, legal rights, compensation, obligation, actions, interests, debts, liabilities, damages, costs, attorneys’ fees and expenses, or causes of action of whatever type or nature, whether legal, equitable, or administrative, whether known or unknown to him which he may now have against Huntington, either individually, jointly, or severally, based upon acts or omissions which have occurred from the beginning of time to the effective date of this Agreement, and especially from claims or actions arising out of, either directly or indirectly, his employment with, compensation by, and separation from Huntington, including, but not limited to, claims under the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act; the Older Workers Benefit Protection Act; the Americans with Disabilities Act; the Family and Medical Leave Act; the Employee Retirement Income Security Act; the Comprehensive Omnibus Budget Reconciliation Act; and any applicable state or local laws of similar intent.

Mr. Baldwin and Huntington agree and acknowledge that this release and waiver does not apply to any claims arising after the effective date of this Agreement or that pertain or relate to any previously vested rights Mr. Baldwin may have under Huntington’s medical, dental, and/or vision insurance plans, or retirement plans. Huntington and Mr. Baldwin expressly acknowledge and agree that any benefit, contribution or award payable to Mr. Baldwin under any Huntington plan will commence, will be paid, and/or will be exercisable under the terms of the applicable plan and in good faith compliance with Internal Revenue Code Section 409A

8. Confidential and Proprietary Information. Mr. Baldwin expressly acknowledges and agrees to his continuing obligation to comply with (1) Huntington’s trade secrets and confidentiality policies, as those policies are set forth in Huntington’s PeopleEssentials Guide to Policies and Procedures, and (2) with any similar obligations set forth in any other agreement previously entered into between Huntington and Mr. Baldwin. Mr. Baldwin acknowledges and agrees that he is required to maintain the confidentiality of proprietary information gained during employment with Huntington, regarding, among other things:

a.	Customer or prospective customer information, including names, addresses, telephone numbers, email addresses or other identifying or contact information, account or transactional information, and other personal, business or financial information.

b.	Information concerning Huntington’s or its affiliates’ business plans and methods, market strategies, products and services, technology and computer systems, business techniques and processes, policies, procedures and training materials.

Mr. Baldwin further agrees that trade secrets and confidentiality policies set forth in Huntington’s PeopleEssentials Guide to Policies and Procedures and any other previous agreements entered into between Huntington and Mr. Baldwin are incorporated into this Agreement by reference.

9. Non-Solicitation Agreement. For one (1) year after his employment separation from Huntington, Mr. Baldwin agrees that he will not solicit, either directly or indirectly, any person employed by Huntington for employment with, or to provide services to, any other entity that does business in banking, securities, commodities, financial futures, insurance, financial planning, tax-advantaged investments or any other line of business in which Huntington or its affiliates are engaged. Mr. Baldwin further agrees that for one (1) year after his employment separation from Huntington, he will not:

a.	Contact any customer of Huntington or its affiliates for whom he performed any services or had any direct business contact for the purpose of (i) identifying his new association or his change of employment or current affiliation or (ii) soliciting, influencing or inducing any such customers to obtain any product or service offered by Huntington or its affiliates from any person or entity other than Huntington or its affiliates.

b.	Contact any customer or prospective customer of Huntington or its affiliates whose identity or other customer specific information he obtained or gained access to as a result of his access to proprietary information for the purpose of soliciting, influencing or inducing any such customers or prospective customers to obtain any product or service provided by Huntington or its affiliates from any person or entity other than Huntington or its affiliates.

c.	Use Huntington proprietary information to solicit, influence or induce any customer or prospective customer of Huntington or its affiliates to terminate or reduce any business relationship with Huntington or its affiliates or to obtain any product or service provided by Huntington or its affiliates from any person or entity other than Huntington or its affiliates.

10. Non-Competition Agreement. For a period of one (1) year after employment separation with Huntington, Mr. Baldwin agrees that within a 50 mile radius of Columbus, Ohio he will not manage, operate, control, be employed by, open, own all or any part of, or engage in, either directly or indirectly, any business or any interest in any business that is engaged in or does business in banking, securities, commodities, financial futures, insurance, financial planning, tax-advantaged investments or any other line of business in which Huntington or its affiliates are engaged.

11. Non-Admission. The parties understand and acknowledge that this Severance Agreement, Release, and Waiver of All Claims is made and accepted without any admission of liability or fault on behalf of Huntington.

12. Non-Disparagement. Mr. Baldwin hereby covenants and promises not to make any disparaging remarks at any time hereafter to anyone about Huntington, as defined in Paragraph 7 of this Agreement. Mr. Baldwin further agrees to refrain from any conduct, activity, or conversation that is intended to or does interfere with or disparage the relationships between Huntington and its employees, customers, suppliers or others.

13. Complete Agreement. Mr. Baldwin and Huntington agree and acknowledge that this Agreement, together with his Huntington Bancshares Incorporated Addendum to Stock Option Agreements, and any previous agreements with Huntington regarding non-disclosure of trade secrets and confidential information (which are incorporated into this Agreement and shall remain in full force and effect according to their terms following execution of this Agreement), contain and comprise all of the agreements and understandings between the parties. No additions, amendments, or other changes to this Agreement will be made or be binding on either party unless made in writing and signed by each party to this Agreement. No promise, inducement, or agreement not expressed herein has been made by any party to influence execution of this Agreement. The parties further agree that this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the respective heirs, legal representatives, successors and assigns of the parties to this Agreement.

14. Non-Waiver. No failure by any party to insist upon strict compliance with any term of this Agreement to exercise any option, enforce any right, or seek any remedy upon any default of the other shall affect, or constitute a waiver of, the first party’s right to insist upon such strict compliance, exercise that option, enforce that right, or seek that remedy with respect to that default or any prior, contemporaneous, or subsequent default. No custom or practice of the parties at variance with any provision of this Agreement shall affect, or constitute a waiver of, any party’s right to demand strict compliance with all provisions of this Agreement.

15. Validity. If and to the extent that any of the parties breach part or all of any provision of this Agreement, such alleged breach shall not affect the remaining provisions of this Agreement, which shall remain in full force and effect. Similarly, if, and to the extent that, any court of competent jurisdiction holds that part or all of any provision of this Agreement is invalid, such invalidity shall not affect the remaining terms of that provision or the remaining provisions of this Agreement, which shall remain in full force and effect.

16. Review of Agreement and Knowing and Voluntary Execution. Mr. Baldwin acknowledges that this Agreement, Release, and Waiver of All Claims has been explained to him, that it is written in a manner that he understands, that in exchange for entering into this Agreement he is receiving consideration of value to which he is not already entitled, that he has had at least 21 days to consider whether to sign the Agreement, that he understands the rights he is releasing and waiving by executing this Agreement, that such rights and claims do not include those that may arise after the execution of this Agreement, and that he has been advised by this writing to consult with an attorney prior to executing this Agreement. Mr. Baldwin agrees and represents that he has been advised of and fully understands his right to discuss all aspects of this Agreement with counsel of his choice. Mr. Baldwin’s execution of this Agreement establishes that he has sought the advice of or had sufficient opportunity to seek the advice of counsel by the date he signed the document, and that if he signs the Agreement before the end of the 21-day consideration period, his decision to shorten the 21-day consideration period was knowing and voluntary. Mr. Baldwin acknowledges that he has carefully read and fully understands all the provisions of this Agreement. Mr. Baldwin further acknowledges that he executed this Agreement with full, knowing, and voluntary agreement as to its terms and without coercion, intimidation, or pressure.

17. Revocation Period and Effective Date. Mr. Baldwin will have seven (7) days from the date he signs the Agreement to change his mind and revoke the Agreement, in which case this Agreement shall be ineffective and of no legal force. Such revocation must be made in writing and sent via hand delivery, courier, facsimile, overnight delivery, or United States Mail to Melinda Ackerman at 41 South High Street, Third Floor, Columbus, Ohio 43215 or (614) 480-4921 (facsimile). To be effective, such revocation must be received by Huntington no later than 5:00 p.m. on the eighth (8th) day following execution of this Agreement by Mr. Baldwin. If this Agreement is revoked, then there is no obligation on the part of Huntington to pay Mr. Baldwin any benefits under this Agreement, and Mr. Baldwin agrees to repay to Huntington any payment or benefits previously provided to him. The date following the expiration of this revocation period will be the date on which this Agreement shall become effective, binding, and enforceable.

18. Cooperation Agreement. Mr. Baldwin agrees that, if and when requested by Huntington, he will make himself available to consult with Huntington on business or litigation matters in which he was involved or had knowledge of while a Huntington employee. For requests made by Huntington under this Agreement, Huntington agrees to reimburse Mr. Baldwin for any travel, lodging, long distance phone charges, copying charges, facsimile charges, and meal expenses that Mr. Baldwin may reasonably incur in providing consultation, provided Huntington has pre-approved such expenses.

19. Mr. Baldwin’s Responsibility for Tax and Social Security Liability. Mr. Baldwin acknowledges and agrees that he is responsible for any and all of his own federal, state, and local tax, FICA, and social security liabilities and consequences that may result from his receipt of any benefit or payment referenced in this Agreement. Mr. Baldwin agrees to indemnify Huntington against any and all such liabilities or resulting consequences that may arise as a result of his receipt of such benefits and payments, including assessments, judgments, fines, interests, and penalties. Mr. Baldwin further agrees that Huntington shall not be required to pay any further sums to him for any reason, except as specifically provided in the Huntington Bancshares Incorporated Addendum to Stock Option Agreements, even if the tax and/or social security liabilities and resulting consequences to him are ultimately assessed in a fashion that Mr. Baldwin does not presently anticipate.

20. Expiration of Offered Terms. The terms offered in this proposed Agreement are open for acceptance until 5:00 p.m. on the 21st day after presentation of the Agreement to Mr. Baldwin, after which time the offered terms, if not accepted, will be withdrawn in their entirety. For acceptance of this Agreement, Mr. Baldwin must execute two copies of the Agreement and deliver them via personal delivery, courier, overnight delivery, or United States Mail to Melinda Ackerman at 41 South High Street, Columbus, Ohio 43215.

21. Captions. Captions to the various sections of this Agreement are not part of the context hereof, but are labels to assist in locating those sections and shall be ignored in construing this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Severance Agreement, Release, and Waiver of All Claims. This Agreement may be signed in duplicate or in separate counterparts, with these duplicate agreements or separate executed counterparts, taken together, forming a binding agreement on all parties.

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THE FOREGOING SEVERANCE AGREEMENT, RELEASE AND WAIVER OF ALL CLAIMS, FULLY UNDERSTAND IT AND HAVE VOLUNTARILY SIGNED THIS AGREEMENT ON THE DATE INDICATED, SIGNIFYING THEREBY THEIR ASSENT TO, AND WILLINGNESS TO BE BOUND BY, ITS TERMS.

WITNESS:		Ronald C. Baldwin

ADDRESS:	Date:

WITNESS:		Huntington Bancshares Incorporated

By:

ADDRESS:	Date: